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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.


                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only (as permitted by
          Rule14a-6(e)(2))
[ ]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[X]       Soliciting Material Pursuant to Rule 14a-12

                         BURLINGTON RESOURCES INC.
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[X]       No fee required
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          (1)  Title of each class of securities to which transaction
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


The following is an announcement that was first posted on Burlington Resources Inc.'s intranet web site on February 23, 2006.

TO:            ALL BURLINGTON RESOURCES EMPLOYEES

SUBJECT:       CONOCOPHILLIPS-BURLINGTON LEADERSHIP ANNOUNCEMENT

DATE:          FEBRUARY 23, 2006

Integration teams continue to make progress on staffing related to the ConocoPhillips-Burlington integration. The following organizational changes will take effect with the successful completion of the proposed acquisition.

UPSTREAM

LOWER 48
As announced, Mark Ellis, currently senior vice president of North American Operations for Burlington, will become president of ConocoPhillips' Lower 48 Region. The Lower 48 Region will be comprised of three business units - Gulf Coast, Mid-Continent and San Juan. Business unit headquarters will be located in Houston; Midland, Texas; and Farmington, N.M., respectively.

Reporting to Mark Ellis will be:
  o RICHARD FRALEY, currently vice president of the San Juan Division for Burlington, will become general manager, San Juan Business Unit, and be responsible for operations and development activities in the San Juan Basin.
  o BARRY WINSTEAD, currently vice president of the Mid-Continent Division for Burlington, will become general manager, Mid-Continent Business Unit, and be responsible for operations and development activities in the Permian, Anadarko, Fort Worth, Wind River, Williston and Uinta basins.
  o BILL PATTERSON, currently general manager of the Mid-America Business Unit for ConocoPhillips, will become general manager, Gulf Coast Business Unit, and be responsible for operations and development activities in east Texas, northern Louisiana, the Texas and Louisiana Gulf Coast regions and offshore Gulf of Mexico.
  o GREG LEVEILLE, currently San Juan operations manager for ConocoPhillips, will become general manager, Exploration & Business Development - Lower 48, and be responsible for acquisitions and trades, land activities and unconventional exploration activities for the Lower 48 Region.
  o GLENN SCHAAF, currently manager of Lower 48 Drilling & Completions for ConocoPhillips, will become manager, Operations Services - Lower 48. Glenn will provide drilling, completion and procurement management services for the Lower 48 operating business units' development and exploration activities.
  o MARY ANN PEARCE, currently Lower 48 Commercial manager for ConocoPhillips, will become manager, Commercial Activities - Lower 48, and be responsible for managing gathering contracts, gas sales nominations, gas plant utilization and system imbalances for more than 4 billion cubic feet of natural gas per day in the Lower 48.
  o MIKE FRAMPTON, currently general manager of Environmental, Health & Safety for Burlington Resources Canada, will become manager, HSE, Sustainable Development & Stakeholder Engagement - Lower 48. Mike will support operations and capital program execution.
  o  DEXTER BURLEIGH will continue as manager, Finance - Lower 48.
  o DAVID WEAVER, currently Lower 48 & Latin America HR manager for ConocoPhillips, will become manager, HR - Lower 48.

CANADA
Also previously announced, Brent Smolik, currently president of Burlington Resources Canada, will become president of ConocoPhillips Canada. The Canadian business will focus on three areas - Western Canadian
Conventional, Oil Sands and Northern Development. All of these Canadian operations will remain headquartered in Calgary, Alberta.

Reporting to Brent Smolik will be:
  o ROBERT FLESHER, currently vice president of Operations for ConocoPhillips Canada, will become senior vice president, Western Canadian Conventional Development & Operations.
  o DON HRAP, currently senior vice president of Operations for Burlington, will become senior vice president, Canadian Operations Services, and be responsible for providing surface land, drilling and completion, facilities construction, procurement and gas activities services for Western Canada Conventional, Oil Sands and Northern Development.
  o RICK WARTERS, currently senior vice president of Exploration for Burlington Resources Canada, will become senior vice president, Exploration - Canada.
  o GLEN BISHOP will continue as vice president of Northern Development and be responsible for ConocoPhillips' role in the project management of the Mackenzie Valley pipeline and associated Arctic field developments.
  o DAVID BAIRRINGTON, currently general manager of Gas-to-Liquids & Integrated Pipeline Projects for ConocoPhillips, will become vice president, Canadian Oil Sands, and be responsible for company-operated and partner-operated oil sands projects.
  o JOHN JENSEN, currently vice president of Business Development for ConocoPhillips Canada, will become vice president, Business Development & Strategic Planning - Canada.
  o NANCY DILTS will continue as vice president and general counsel for ConocoPhillips Canada.
  o PAT DEFOE, currently manager of HSE for ConocoPhillips Canada, will become vice president, HSE, Sustainable Development & Stakeholder Engagement, and be responsible for supporting operations and capital program execution.
  o DAVE NEWBY will continue as vice president of Finance for ConocoPhillips Canada.
  o RON PARENT, currently vice president of Human Resources for Burlington Resources Canada, will become vice president of Human Resources - Canada.

CORPORATE FINANCE
As previously announced, John Carrig will remain executive vice president, Finance, and chief financial officer, and John's direct reports remain the same.

The following are changes in the Controllers organization, reporting to Rand Berney, vice president and controller.
  o KEN SEAMAN, currently assistant controller, Management Reporting, for ConocoPhillips, will become assistant controller, Accounting Policy and External Reporting.
  o DAVE ROTTINO, currently director, Canada Finance, for Burlington, will become assistant controller, Management Reporting.

ORG CHARTS & FUTURE ANNOUNCEMENTS
Organizational charts on these and subsequent staffing announcements are expected to be available shortly on the BR Employee Resource Site. Please remember to check the site periodically for these materials and for future organizational announcements.

Thank you for your ongoing interest and attention.


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             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, timing expectations to complete the merger, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                ADDITIONAL INFORMATION AND WHERE TO FIND IT

     In connection with the proposed transaction, ConocoPhillips has filed a preliminary registration statement on Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain free copies of the Form S-4, proxy statement and the other documents at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by ConocoPhillips free of charge by contacting ConocoPhillips Shareholder Relations Department at (281) 293-6800, P.O. Box 2197, Houston, Texas, 77079-2197. You may obtain documents filed with the SEC by Burlington Resources free of charge by contacting Burlington Resources Investor Relations Department at (800) 262-3456, 717 Texas Avenue, Suite 2100, Houston, Texas 77002, e-mail:
IR@br-inc.com.

                 INTEREST OF CERTAIN PERSONS IN THE MERGER

     ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger.

     Investors should read the Form S-4 and proxy statement carefully before making any voting or investment decision.